                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                                   TO TENDER
                     11% SENIOR SUBORDINATED NOTES DUE 2008
                                      OF
                              RENT-A-CENTER, INC.
                PURSUANT TO THE PROSPECTUS DATED          , 2002
                                       BY
                              RENT-A-CENTER, INC.

THE OFFER TO EXCHANGE WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 2002, UNLESS EXTENDED TO A DATE NOT LATER THAN           , 2002 (THE
"EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                             TO THE EXCHANGE AGENT:

                              THE BANK OF NEW YORK

         By Registered or Certified Mail, Hand or by Overnight Courier:

                              The Bank of New York
                         15 Broad Street -- 16th Floor
                            New York, New York 10005
                             Attn: Enrique Lopez --
                              Reorganization Unit

        Facsimile Transmission Number:                     Confirm by Telephone:
                (212) 235-2261                                 (212) 235-2360

     Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery. The accompanying instructions should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that the undersigned has received and reviewed
the prospectus dated           , 2002, (the "Prospectus") of Rent-A-Center,
Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") $1,000 principal amount of 11% Senior Subordinated Notes due 2008, Series D (the "Exchange Notes") for each $1,000 principal amount of its outstanding 11% Senior Subordinated Notes due 2008, (the "1998 Notes") as set forth in the Prospectus. See "The Exchange
Offer -- Consequences of Failure to Exchange" in the Prospectus.

     Upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal, the Company will exchange $1,000 principal amount of the Exchange Notes, registered under the Securities Act pursuant to a registration statement on Form S-4 filed by the Company, for each $1,000 principal amount of its outstanding 1998 Notes properly delivered by a Holder thereof to The Bank of New York, as exchange agent (the "Exchange Agent"), and not withdrawn on or prior to the Expiration Date. No Holder may withdraw a tender following the Expiration Date. In order to be entitled to receive the Exchange Notes, a tendering Holder must properly tender the 1998 Notes to the Exchange Agent, and not withdraw such tender, on or prior to the Expiration Date. If a Holder's 1998 Notes are not properly tendered by the Expiration Date pursuant to the Exchange Offer, such Holder will not receive Exchange Notes.

     By executing the Letter of Transmittal, the undersigned represents to the Company that, among other things, (i) the Exchange Notes to be acquired by the Holder of the 1998 Note in connection with the Exchange Offer are being acquired by the Holder in the ordinary course of business of the Holder, (ii) the Holder has no arrangement or understanding with any person to participate in the distribution of Exchange Notes, (iii) the Holder acknowledges and agrees that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purposes of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in no-action letters (see "The Exchange Offer -- Resale of Exchange Notes"), (iv) the Holder understands that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by such Holder in exchange for 1998 Notes acquired by such Holder directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K of the Securities and Exchange Commission (the "Commission"), and (v) the Holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. If the Holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for 1998 Notes that were acquired as a result of market-making activities or other trading activities, by executing this Letter of Transmittal, the Holder acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes. However, by so acknowledging and by delivering a prospectus, the Holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. See "The Exchange Offer -- Procedures for Tendering."

     The Exchange Offer may be extended, terminated, amended or consummated as provided in the Prospectus. During any such extension of the Exchange Offer, all 1998 Notes previously tendered and not withdrawn pursuant to such Exchange Offer will remain subject to the Exchange Offer and may be accepted thereafter for exchange by the Company.

     No alternative, conditional or contingent tenders will be accepted. A tendering Holder, by execution of this Letter of Transmittal, or facsimile hereof, waives all rights to receive notice of acceptance of such Holder's 1998 Notes for exchange. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be completed by Holders of 1998 Notes if certificates representing such 1998 Notes are to be forwarded herewith or if delivery of such certificates are to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

     Holders whose certificates representing the 1998 Notes are not immediately available or who cannot deliver certificates and all other required documents to the Exchange Agent or complete the procedure for book-entry transfer on or prior to the Expiration Date may nevertheless tender 1998 Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. In order to ensure participation in the Exchange Offer, 1998 Notes must be properly tendered on or before the Expiration Date.

     List below the 1998 Notes that are to be tendered pursuant to this Letter of Transmittal. If the space below is inadequate, list the information requested below on a separate signed schedule and affix the original signed schedule to this Letter of Transmittal.

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                                     DESCRIPTION OF 1998 NOTES TENDERED
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                                                                          AGGREGATE
                                                                      PRINCIPAL AMOUNT
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S),     CERTIFICATE       REPRESENTED BY     PRINCIPAL AMOUNT
           (PLEASE FILL IN, IF BLANK)               NUMBER(S)(1)       CERTIFICATE(S)        TENDERED(2)
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                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
                                                   ------------------------------------------------------
 Total Principal Amount Tendered
------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Holders who tender by book-entry.
 (2) Unless otherwise indicated in this column, any tendering Holder will be deemed to have tendered the entire principal amount represented by the 1998 Notes indicated in the column labeled "Aggregate
     Principal Amount Represented by Certificate(s)." See Instruction 5.
------------------------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED 1998 NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED 1998 NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution: --------------------------------------------

     Account Number: -----------------------------------------------------------

     Transaction Code Number: --------------------------------------------------

[ ] CHECK HERE IF TENDERED 1998 NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s): -----------------------------------------------------

     Window Ticket Number (if any): --------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery: -----------------------

     Name of Eligible Institution that Guaranteed Delivery: --------------------

     [ ] Check box if delivered by Book-Entry Transfer

     Account Number: -----------------------------------------------------------

     Transaction Code Number: --------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     Only Holders are entitled to tender their 1998 Notes in the Exchange Offer. Any financial institution that is a participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the 1998 Notes and who wishes to make book-entry delivery of 1998 Notes as described above must complete and execute a participant's letter (which will be distributed to participants by the Book-Entry Transfer Facility) instructing the Book-Entry Transfer Facility's nominee to complete and sign the power of attorney attached thereto. Persons who are beneficial owners of 1998 Notes but are not Holders and who seek to tender 1998 Notes should (i) contact the Holder of such 1998 Notes and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal 1998 Notes properly endorsed for transfer by the Holder, with signatures on the endorsement guaranteed by a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States of an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act which is a member of one of the recognized signature guarantee programs identified in the Letter of Transmittal (each, an "Eligible Institution") or (iii) effect a record transfer of such 1998 Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering 1998 Notes prior to 5:00 P.M., New York City time, on the Expiration Date.

     HOLDERS WHO WISH TO RECEIVE THE EXCHANGE NOTES MUST TENDER THEIR 1998 NOTES ON OR PRIOR TO THE EXPIRATION DATE. SEE "THE EXCHANGE OFFER -- PROCEDURES FOR TENDERING" IN THE PROSPECTUS.

To: Rent-A-Center, Inc. (the "Company")

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the 1998 Notes indicated above. Subject to, and effective upon, acceptance for exchange of the 1998 Notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Company, all right, title and interest in and to all such 1998 Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such 1998 Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such 1998 Notes, or transfer ownership of such 1998 Notes on the account books maintained by the Book-Entry Transfer Facility, together, in each such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Company, (b) present such 1998 Notes for transfer on the relevant register, and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such 1998 Notes (except that the Exchange Agent will have no rights to or control, except as agent for the Company, for the Exchange Notes delivered in connection with the Exchange Offer) all in accordance with the terms of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE 1998 NOTES TENDERED HEREBY AND, THAT WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL SECURITY INTERESTS, LIENS, RESTRICTIONS, CLAIMS, CHARGES, ENCUMBRANCES, CONDITIONAL SALES AGREEMENTS OR OTHER OBLIGATIONS RELATING TO THE SALE OR TRANSFER THEREOF, AND NOT BE SUBJECT TO ANY ADVERSE CLAIM. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE

ASSIGNMENT, TRANSFER AND PURCHASE OF THE 1998 NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER. DELIVERY OF ENCLOSED 1998 NOTES SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO SUCH 1998 NOTES SHALL PASS, ONLY UPON PROPER DELIVERY THEREOF TO THE EXCHANGE AGENT.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. 1998 Notes properly tendered may be withdrawn at any time prior to the Expiration Date. Holders will receive the Exchange Notes only if their tenders have been properly delivered on or prior to the Expiration Date and not revoked on or prior to the Expiration Date.

     1998 Notes may not be withdrawn after the Expiration Date unless the Exchange Offer with respect to such 1998 Notes is terminated without any 1998 Notes being accepted for exchange thereunder. In the event of such a termination, such 1998 Notes tendered by the undersigned will be returned to the undersigned as promptly as practicable.

     The Exchange Offer is subject to a number of conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of such conditions, the Company may not be required to accept the 1998 Notes properly tendered hereby. In such event, the tendered 1998 Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the earlier to occur of the Expiration Date or the date on which the Exchange Offer with respect to such issue is terminated without any 1998 Notes being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

     Unless otherwise indicated under "Special Issuance Instructions" below, the Exchange Agent will issue the Exchange Notes for any 1998 Notes tendered hereby that are accepted for exchange, and/or return any certificates representing 1998 Notes not tendered or not accepted for exchange in the name(s) of the Holder(s) appearing under "Description of Securities Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the Exchange Notes, and/or any certificates representing 1998 Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to be returned will be sent to the address(es) of the Holder(s) appearing under "Description of Securities Tendered." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the Exchange Notes will be issued, if applicable, and the certificates representing any 1998 Notes not tendered or not accepted for exchange (and any accompanying documents, as appropriate) will be returned in the name of, and delivered to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of 1998 Notes, the account maintained at the Book-Entry Transfer Facility indicated above will be credited with any 1998 Notes not tendered or not accepted for exchange. The undersigned recognizes that neither the Exchange Agent nor the Company has any obligation pursuant to the Special Issuance Instructions to transfer any 1998 Notes from the name of the Holder thereof if the Company does not accept for exchange any of the 1998 Notes so tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the certificates representing the Exchange Notes and/or certificates representing the 1998 Notes not accepted for exchange are to be issued in the name of someone other than the undersigned, or if 1998 Notes delivered by book-entry transfer not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue Certificate(s) to:

Name: --------------------------------------------------------------------------
                                 (Please Print)

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

--------------------------------------------------------------------------------
                          (Taxpayer Identification or
                            Social Security Number)

[ ] Credit unaccepted 1998 Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

--------------------------------------------------------------------------------
                                (Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the Exchange Notes and/or certificates representing 1998 Notes not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail Certificate(s) to:

Name: --------------------------------------------------------------------------
                                 (Please Print)

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

--------------------------------------------------------------------------------
                          (Taxpayer Identification or
                            Social Security Number)

                                   SIGNATURES
                             HOLDERS OF 1998 NOTES
                                   SIGN HERE
            IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN
                           THIS LETTER OF TRANSMITTAL

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--------------------------------------------------------------------------------
                   (Signature(s) of Holder(s) of 1998 Notes)

Date: --------------------, 2002

(Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the 1998 Notes or on a security position listing or by person(s) authorized to become Holder(s) by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title): ---------------------------------------------------------

Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Address: -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number -------------------------------------------------

Tax Identification or
Social Security No. ------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- See Instructions 1 and 6)

--------------------------------------------------------------------------------
                             (Authorized Signature)

Name: --------------------------------------------------------------------------
                             (Please Type or Print)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                         (Address -- Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Date: --------------------, 2002

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if the 1998 Notes tendered hereby are tendered (a) by the registered Holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility's system and whose name appears on a security position listing as the record owner of the 1998 Notes) thereof, unless such Holder has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the preceding page, or (b) for the account of a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act which is a member of one of the recognized signature guarantee programs identified in the Letter of Transmittal (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Persons who are beneficial owners of 1998 Notes but are not Holders and who seek to tender 1998 Notes should (i) contact the Holder of such 1998 Notes and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, 1998 Notes properly endorsed for transfer by the Holder, with signatures on the endorsement guaranteed by an Eligible Institution, or (iii) effect a record transfer of such 1998 Notes from the Holder to such beneficial owner and comply with the requirements applicable to Holders for tendering 1998 Notes on or prior to the Expiration Date. See Instruction 6.

     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Holders either if certificates are to be forwarded herewith or if delivery of 1998 Notes is to be made pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." For a Holder to properly tender 1998 Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date and either (i) certificates representing such 1998 Notes must be received by the Exchange Agent at such address or (ii) such 1998 Notes must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" and a Book-Entry Confirmation must be received by the Exchange Agent, in each case, on or prior to the Expiration Date. A Holder who desires to tender 1998 Notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose 1998 Notes are not immediately available must comply with the guaranteed delivery procedures described below.

     Holders whose certificates representing 1998 Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent or complete the procedures for book-entry transfer prior to the Expiration Date may tender their 1998 Notes by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedures,
(a) the tender must be made by or through an Eligible Institution; (b) a Notice of Guaranteed Delivery, substantially in the form provided herewith, properly completed and duly executed, must be received by the Exchange Agent as provided below on or prior to the Expiration Date; and (c) the certificates representing all tendered 1998 Notes, or a Book-Entry Confirmation with respect to all tendered 1998 Notes, together with this Letter of Transmittal, properly completed and duly executed, and any required signature guarantees and all other documents required by the Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES REPRESENTING 1998 NOTES, THIS LETTER OF TRANSMITTAL, REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     All tendering Holders, by execution of this Letter of Transmittal waive any right to any notice of the acceptance of their 1998 Notes for exchange.

     3. WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS. Tenders of 1998 Notes may be withdrawn at any time until the Expiration Date. Tendered 1998 Notes may not be withdrawn on or after the Expiration Date, unless the Exchange Offer is terminated without any 1998 Notes being accepted for exchange thereunder. In the event of such termination, such 1998 Notes will be returned to the tendering Holder as promptly as practicable.

     Any Holder of 1998 Notes who has tendered 1998 Notes or who succeeds to the record ownership of 1998 Notes in respect of which such tenders have previously been given may withdraw such 1998 Notes on or prior to the Expiration Date by delivery of a written notice of withdrawal subject to the limitations described herein. To be effective, a written or facsimile transmission notice of withdrawal of a tender must (i) be received by the Exchange Agent, at the addresses specified on the back cover of this Letter of Transmittal on or before the Expiration Date, (ii) specify the name of the Holder of the 1998 Notes to be withdrawn, (iii) contain the description of the 1998 Notes to be withdrawn, the certificate numbers shown on the particular certificates representing such 1998 Notes and the aggregate principal amount represented by such 1998 Notes, and
(iv) be signed by the Holder of such 1998 Notes in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of relevant 1998 Notes into the name of the person withdrawing such 1998 Notes. The signature(s) on the notice of withdrawal of any tendered 1998 Notes must be guaranteed by an Eligible Institution unless the relevant 1998 Notes have been tendered for the account of an Eligible Institution. If the 1998 Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal even if physical release is not yet effected. A withdrawal of 1998 Notes can only be accomplished in accordance with the foregoing procedures. No Holder may withdraw 1998 Notes following the Expiration Date.

     All questions as to the validity, form and eligibility (including the time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. A purported notice of withdrawal that is not received by the Exchange Agent in a timely fashion will not be effective to withdraw tendered 1998 Notes. Any 1998 Notes that have been tendered but that are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable following the Expiration Date.

     A withdrawal of a tender of 1998 Notes may not be rescinded and any 1998 Notes properly withdrawn will not be deemed to be validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto. However, withdrawn 1998 Notes may be retendered by repeating one of the procedures described in Instruction 2 above at any time on or prior to the Expiration Date.

     4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF 1998 NOTES WHO TENDER BY BOOK-ENTRY TRANSFER). If less than the entire principal amount of any 1998 Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the applicable principal amount of the 1998 Notes that are to be tendered in the box entitled "Description of 1998 Notes

Tendered." The entire principal amount represented by the certificates for all 1998 Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all 1998 Notes is not tendered or not accepted for payment, new certificate(s) representing the remainder of the principal amount of the 1998 Notes that were evidenced by the old certificate(s) will be sent to the Holder, unless otherwise provided in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration of the Exchange Offer.

     5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; ENDORSEMENTS. If this Letter of Transmittal is signed by the Holder(s) of the 1998 Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the 1998 Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered 1998 Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are names in which certificates are held.

     If this Letter of Transmittal or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

     If this Letter of Transmittal is signed by the Holder(s) of the 1998 Notes listed and transmitted hereby, no endorsements of certificates are required unless payment is to be made to, or certificates for 1998 Notes not tendered or not accepted for purchase are to be issued to, a person other than the Holder(s). Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed by a person other than the Holder(s) of the 1998 Notes listed, the certificates representing such 1998 Notes must be properly endorsed for transfer by the Holder, together with a properly completed irrevocable proxy that authorizes such person to consent to the proposed amendments on behalf of such Holder, with signatures on the endorsement guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. The Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of 1998 Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Notes are to be registered in the name of any person other than the Holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Holder(s) or such other person) payable on account of the transfer to such person will be deducted from the interest paid on the Exchange Offer unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of, and/or certificates representing 1998 Notes not accepted for exchange are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if Exchange Notes are to be sent and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders delivering 1998 Notes by book-entry transfer may request that 1998 Notes not accepted for payment be credited to such account maintained at a Book-Entry Transfer Facility as such Holder(s) may designate hereon. If no such instructions are given, such 1998 Notes not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. WAIVER OF CONDITIONS. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offer and accept for exchange any 1998 Notes tendered.

     9. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a Holder whose tendered 1998 Notes are accepted for exchange, or such Holder's assignee (in either case, the "Payee"), provide the Company (the "Payor"), with the Holder's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the interest paid on the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that he is no longer subject to backup withholding.

     If the Payee does not have a TIN, such Payee should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. Note: Writing "Applied For" on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

     If the 1998 Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status."

     10. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES. Any Holder whose 1998 Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated above for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Dealer Manager at its address set forth below or from the tendering Holder's broker, dealer, commercial bank or trust company. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR, OR CONFIRMATION OF BOOK-ENTRY TRANSFER WITH RESPECT TO, ANY TENDERED 1998 NOTES, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                         TO BE COMPLETED BY ALL PAYEES
                              (SEE INSTRUCTION 9)

--------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: THE BANK OF NEW YORK
--------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE               Name: ----------------------------------------------------------------------------------
 FORM W-9                 Address: -------------------------------------------------------------------------------
                                                           (Number and Street)
                          ----------------------------------------------------------------------------------------
                          (City)                                                      (State)          (Zip Code)
                         ------------------------------------------------------------------------------------------
                          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
                          RIGHT AND CERTIFY BY SIGNING AND DATING BELOW        TIN -------------------------------
                                                                               (Social Security Number or Employer
                                                                                     Identification Number)
                         ------------------------------------------------------------------------------------------
 DEPARTMENT OF THE        PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
 TREASURY INTERNAL        PLEASE WRITE "EXEMPT" HERE
 REVENUE SERVICE
                          (See Instructions)  ----------------------------------------------------------------------
                         ------------------------------------------------------------------------------------------
 PAYOR'S REQUEST FOR      PART 3 -- Certification Under Penalties of Perjury, I certify that:
 TAXPAYER IDENTIFICATION  (1) The number shown on the form is my correct TIN (or I am waiting for a number to be
 NUMBER (TIN) AND         issued to me), and
 CERTIFICATION            (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                          that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
                          SIGNATURE ----------------------------------------------  DATE ---------------------------
--------------------------------------------------------------------------------------------------------------------

     You must cross out Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax returns.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                      IN PART 1 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I have mailed or delivered an application to receive a taxpayer identification number of the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor, the Payor is required to withhold 30 percent of all cash payments made to me until I provide a number.

Signature --------------------------------------------------  Date -------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 30 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                             THE EXCHANGE AGENT IS:

                              THE BANK OF NEW YORK

         By Registered or Certified Mail, Hand or by Overnight Courier:

                              The Bank of New York
                         15 Broad Street -- 16th Floor
                            New York, New York 10005
                             Attn: Enrique Lopez --
                              Reorganization Unit

        Facsimile Transmission Number:                     Confirm by Telephone:
                (212) 235-2261                                 (212) 235-2360